Net Income Per Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
NET INCOME PER SHARE	NET INCOME PER SHARE
The calculations of basic and diluted EPS for the years ended December 31, 2024 and 2023 were as follows:

	2024			2023
	Weighted average shares outstanding	Net income	Net income per share	Weighted average shares outstanding	Net income	Net income per share
Basic EPS	400,109,698	$339,287	$0.85	312,765,516	$28,884	$0.09
Dilutive RSUs and pRSUs	5,312,606	—		3,295,575	—
Dilutive convertible notes	67,925,780	18,194		—	—
Dilutive stock options	198,626	—		241,773	—
Diluted EPS	473,546,710	$357,481	$0.75	316,302,864	$28,884	$0.09
At December 31, 2024, there were 0.1 million stock options outstanding that could potentially dilute basic EPS in the future but were not included in the calculation of diluted EPS as they were anti-dilutive for the year ended December 31, 2024 (2023 – 71.8 million shares issuable for convertible notes, 2.0 million equity-settled pRSUs, and 0.1 million stock options).